APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  1/7/96.  Origin:  Appendix  5.  Amended  1/7/98,  1/9/99,  1/7/2000,
30/9/2001,  11/3/2002,  1/1/2003.


Name  of  entity
--------------------------------------------------------------------------------
PROGEN  INDUSTRIES  LIMITED
--------------------------------------------------------------------------------

ABN
------------------------------------
82  010  975  612
------------------------------------

We (the entity) give ASX the following information.


PART  1  -  ALL  ISSUES

You must complete the relevant sections (attach sheets if there is not enough space).

                                                    ------------------------------
 1   +Class of +securities issued or to be          Ordinary shares
     issued

                                                    ------------------------------

                                                    ------------------------------
 2   Number  of +securities issued or to            11,252 Ordinary shares
     be issued (if known) or maximum
     number which may be issued

                                                    ------------------------------

                                                    ------------------------------
 3   Principal terms of the +securities (eg,        Employee options exercised in
     if options, exercise price and expiry          terms of the Employee Option
     date; if partly paid +securities, the          Scheme.
     amount outstanding and due dates
     for payment; if +convertible
     securities, the conversion price and
     dates for conversion)
                                                    ------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                   Appendix  3B  Page  1

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                  -------------------------------------------------
4       Do the +securities rank equally in all    Yes
        respects from the date of allotment
        with an existing +class of quoted
        +securities?
                                                  Not Applicable
        If the additional securities do not
        rank equally, please state:
        -  the date from which they
           do
        -  the extent to which they
           participate for the next dividend, (in
           the case of a trust, distribution) or
           interest payment
        -  the extent to which they
           do not rank equally, other than in
           relation to the next dividend,
           distribution or interest payment
                                                  -------------------------------------------------

                                                  -------------------------------------------------
5       Issue price or consideration              $ 2.50 per share

                                                  -------------------------------------------------

                                                  -------------------------------------------------
6       Purpose of the issue
        (If issued as consideration for the
        acquisition of assets, clearly identify   Employees Options converted into 11,252
        those assets)                             ordinary shares at $2.50 per share in terms of
                                                  the Employee Option Scheme dated 19
                                                  November 2003.



                                                  -------------------------------------------------

                                                  -------------------------------------------------
7       Dates of entering +securities into        23 June 2004.
        uncertificated holdings or despatch
        of certificates

                                                  -------------------------------------------------


                                                  -------------------------------------------------
                                                  Number         +Class
8       Number and +class of all                  -------------------------------------------------
        +securities quoted on ASX                 34,512,463     Ordinary shares
        (including the securities in clause 2     3,807,517      Options which expire
        if applicable)                                           on 31 May 2005


                                                  -------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix  3B  Page  2                                                   1/1/2003

                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                             -------------------------------------
                                             Number           +Class
                                             ---------------  --------------------
  9  Number and +class of all                920,020          Options for Ordinary
     +securities not quoted on ASX                            shares
     (including the securities in clause 2   2,307,992        Options for Ordinary
     if applicable)                                           shares issued on the
                                                              same terms as those
                                                              options issued to
                                                              shareholder in
                                                              November 2003.
                                             -------------------------------------


                                             -------------------------------------
 10  Dividend policy (in the case of a       Not Applicable.
     trust, distribution policy) on the
     increased capital (interests)
                                             -------------------------------------


PART 2 - BONUS ISSUE OR PRO RATA ISSUE

                                                    ------------------------------
 11  Is security holder approval                    Not Applicable.
     required?
                                                    ------------------------------


                                                    ------------------------------
 12  Is the issue renounceable or non-              Not Applicable.
     renounceable?
                                                    ------------------------------

                                                    ------------------------------
 13  Ratio in which the +securities will            Not Applicable.
     be offered
                                                    ------------------------------

                                                    ------------------------------
 14  +Class of +securities to which the             Not Applicable.
     offer relates
                                                    ------------------------------

                                                    ------------------------------
 15  +Record date to determine                      Not Applicable.
     entitlements
                                                    ------------------------------

                                                    ------------------------------
 16  Will holdings on different registers           Not Applicable.
     (or subregisters) be aggregated for
     calculating entitlements?
                                                    ------------------------------

                                                    ------------------------------
 17  Policy for deciding entitlements in            Not Applicable.
     relation to fractions
                                                    ------------------------------

                                                    ------------------------------
 18  Names of countries in which the                Not Applicable.
     entity has +security holders who will
     not be sent new issue documents

     Note: Security holders must be told how their entitlements are to be dealt with.

     Cross reference: rule 7.7.
                                                    ------------------------------

                                                    ------------------------------
 19  Closing  date  for  receipt  of                Not Applicable.
     acceptances  or  renunciations
                                                    ------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                   Appendix  3B  Page  3

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                    ------------------------------
 20  Names of any underwriters                      Not Applicable.
                                                    ------------------------------

                                                    ------------------------------
 21  Amount of any underwriting fee or              Not Applicable.
     commission
                                                    ------------------------------

                                                    ------------------------------
 22  Names of any brokers to the issue              Not Applicable.
                                                    ------------------------------

                                                    ------------------------------
 23  Fee or commission payable to the               Not Applicable.
     broker to the issue
                                                    ------------------------------

                                                    ------------------------------
 24  Amount of any handling fee payable             Not Applicable.
     to brokers who lodge acceptances
     or renunciations on behalf of
     +security holders
                                                    ------------------------------

                                                    ------------------------------
 25  If the issue is contingent on                  Not Applicable.
     security holders' approval, the
     date of the meeting
                                                    ------------------------------

                                                    ------------------------------
 26  Date entitlement and acceptance                Not Applicable.
     form and prospectus or Product
     Disclosure Statement will be sent to
     persons entitled
                                                    ------------------------------

                                                    ------------------------------
 27  If the entity has issued options, and          Not Applicable.
     the terms entitle option holders to
     participate on exercise, the date on
     which notices will be sent to option
     holders
                                                    ------------------------------

                                                    ------------------------------
 28  Date rights trading will begin (if             Not Applicable.
     applicable)
                                                    ------------------------------

                                                    ------------------------------
 29  Date rights trading will end (if               Not Applicable.
     applicable)
                                                    ------------------------------

                                                    ------------------------------
 30  How do +security holders sell their            Not Applicable.
     entitlements in full through a
     broker?
                                                    ------------------------------

                                                    ------------------------------
 31  How do +security holders sell part             Not Applicable.
     of their entitlements through a
     broker and accept for the balance?
                                                    ------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix  3B  Page  4                                                   1/1/2003


                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                    ------------------------------
 32  How do +security holders dispose               Not Applicable.
     of their entitlements (except by sale
     through a broker)?
                                                    ------------------------------

                                                    ------------------------------
 33  +Despatch date                                 Not Applicable.
                                                    ------------------------------


PART 3 - QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities

 34  Type of securities
     (tick one)

 (a)   X                  Securities described in Part 1


 (b)  [_]                 All other securities

                          Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

ENTITIES THAT HAVE TICKED BOX 34(A)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES


Tick to indicate you are providing the information or documents

 35  [_]  If the +securities are +equity securities, the names of the 20 largest  holders of  the additional +securities, and the number and percentage of additional +securities held by those holders

 36  [_]  If  the  +securities  are +equity securities, a distribution schedule of the additional
          +securities setting out the number of holders in the categories
          1 - 1,000
          1,001 - 5,000
          5,001 - 10,000
          10,001 - 100,000
          100,001 and over

 37  [_]  A copy of any trust deed for the additional +securities


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                   Appendix  3B  Page  5

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


ENTITIES THAT HAVE TICKED BOX 34(B)
                                                    ------------------------------
 38  Number of securities for which
     +quotation is sought
                                                    ------------------------------

                                                    ------------------------------
 39  Class of +securities for which
     quotation is sought
                                                    ------------------------------

                                                    ------------------------------
 40  Do the +securities rank equally in all
     respects from the date of allotment
     with an existing +class of quoted
     +securities?
                                                    ------------------------------

                                                    ------------------------------
     If the additional securities do not
     rank equally, please state:
     -    the date from which they do
     -    the extent to which they
          participate for the next
          dividend, (in the case of a
          trust, distribution) or
          interest payment
     -    the extent to which they do not
          rank equally, other than in
          relation to the next dividend,
          distribution or interest
          payment
                                                    ------------------------------

                                                    ------------------------------
 41  Reason for request for quotation
     now
                                                    ------------------------------

                                                    ------------------------------
     Example: In the case of restricted
     securities, end of restriction period
                                                    ------------------------------

                                                    ------------------------------
     (if issued upon conversion of
     another security, clearly identify that
     other security)
                                                    ------------------------------

                                                    ------------------------------
                                                     Number        +Class
                                                    ------------------------------
 42  Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)
                                                    ------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix  3B  Page  6                                                   1/1/2003

                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


QUOTATION  AGREEMENT

1     +Quotation  of our additional +securities is in ASX's absolute discretion.
ASX  may  quote  the  +securities  on  any  conditions  it  decides.

2     We  warrant  the  following  to  ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There  is  no  reason  why  those  +securities  should  not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                   Appendix  3B  Page  7

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


Sign  here:                                        Date:  23rd  June  2004.
                . . . . . . . . . . . . . . . . .
                (Company Secretary)


Print  name:     Milton McColl.

                                 == == == == ==


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix  3B  Page  8                                                   1/1/2003